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                                                                    Exhibit 23.1

                              DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-5935, 33-19342, 33-32986, 33-38749, 33-39421, 33-49960, 33-56524 and 33-60957
of The Good Guys, Inc. on Form S-8 of our reports dated November 1, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Good Guys, Inc. for the year ended September 30, 1995.

DELOITTE & TOUCHE LLP

December 19, 1995